UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

BROOKFIELD TOTAL RETURN FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD TOTAL RETURN FUND INC

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: November 30, 2014

Date of reporting period: May 31, 2014

Item 1. Reports to Shareholders.

Brookfield Investment Management
2014
SEMI-ANNUAL REPORT
Brookfield Total Return Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $190 billion in assets under management as of March 31, 2014. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of March 31, 2014.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2014. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Semi-Annual Report for Brookfield Total Return Fund Inc. (“HTR” or the “Fund”) for the six month period ended May 31, 2014.
Following a mixed year of capital market performance during 2013, in which the positive catalyst of an improving economic environment benefited equity markets while concerns over rising interest rates challenged the fixed income market, the first few months of 2014 witnessed a reversal in trend. Several competing factors impacted investor sentiment over the period, leading to alternating periods of optimism and doubt. The year began slowly, with extreme winter weather conditions in the U.S. weighing on the economy. These concerns began to subside in the second quarter, as economic data-points demonstrated signs of renewed growth, with employment, manufacturing activity, home sales and consumer confidence exceeding expectations. Accordingly, while the U.S. economy contracted by nearly 3% during the first quarter, investors remained focused on the forward outlook for growth.
Within this environment, the 10-year U.S. Treasury rate declined by 27 basis points, ending the period at 2.48%. Recent announcements and policy activity by central banks across the globe indicate that interest rates are likely to remain low in the near term, particularly as the global economic recovery gains momentum. Accordingly, we expect the current low yield, low growth environment to continue to benefit income-producing asset classes, particularly those instruments which potentially offer an attractive combination of yield, stability and growth.
The closed end fund industry has been, and continues to be, impacted by these macro economic conditions. We are pleased with the Fund’s net asset value performance and market price performance over the period and are hopeful that secondary market pricing will improve in the closed end fund market. Although our Fund’s market price discount to the Fund’s net asset value decreased over the six month period ended May 31, 2014, it remains wide. If interest rates remain low in the near term we expect more buyers in the closed end fund market, which should have a positive impact on the Fund’s market price discount.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements and schedule of investments as of May 31, 2014.
Please note the investment team held a conference call recently. For replay information or a transcript of the call, please contact us at funds@brookfield.com.
We are saddened to report the passing of Rodman Drake. Our thoughts are with Rod’s family and we are very sorry for their loss. As Chairman of our Board, Rod lead led us for many years and we are extremely grateful for all his guidance and support. Rod was a great leader and friend. He will be missed.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2014 Semi-Annual Report1

Brookfield Total Return Fund Inc.

OBJECTIVE AND STRATEGY
Brookfield Total Return Fund Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund's investment objectives will be achieved.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund's investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund's shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the six month period ended May 31, 2014, Brookfield Total Return Fund Inc. (NYSE: HTR) had a total return based on net asset value of 9.00% and a total return based on market price of 11.61%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $24.82 on May 31, 2014, the Fund's shares had a distribution yield of 9.19%. The distribution yield is calculated as the annualized amount of the reporting period's most recent monthly dividend declared divided by the stated stock price. The 5-Year U.S. Treasury returned 1.33% over the six month period.
The Fund’s performance over the period was driven by income and continued improvement in fundamental performance within the portfolio's exposures to residential and commercial real estate. The Fund’s allocations to credit, such as non-Agency Residential Mortgage-Backed Securities (“MBS”) and Commercial MBS (“CMBS”), continue to post strong returns. The Fund’s allocation to credit contributed positively to the Fund’s performance.
As of May 31, 2014, the Fund had approximately 5% invested in Agency MBS. The majority of the Fund’s Agency MBS is allocated to seasoned, higher coupon securities that we expect to fare better through this period of reduction in the asset purchase program. Within the Fund’s portfolio, the exposure to asset-backed securities (“ABS”), non-Agency MBS and CMBS represented approximately 81% of gross assets as of May 31, 2014. The Fund had approximately 10% invested in high yield corporate bonds and the remainder, or 4%, was in cash. We believe that to the extent the economy remains on track, expect to see continued improvement in our non-Agency MBS, CMBS and ABS assets, many of which remain at discount dollar prices. The current market price average was $95 for CMBS and $89 for non-Agency MBS as of May 31, 2014.
Our strategy for the Fund’s portfolio remains focused on income and on capturing the upside in the private label Residential MBS and CMBS universe. We believe these sectors remain good places to hide from rising rates, given the current level of yield spread remains wide And given that gains in real estate markets and access to financing has improved the credit profile of many securities. Unlike other fixed-income securities there is differentiated upside available in these sectors where the expectations priced into security cash flows, for mortgage losses, remains higher than the likely end result.
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Brookfield Total Return Fund Inc.

MARKET ENVIRONMENT
Real estate markets in the U.S. continue to improve. Moody’s CPPI index which measures changes in commercial property prices showed an increase of 4.04% year-to-date 20141. Within commercial real estate, top tier properties in major markets had significantly outpaced the cumulative recovery of secondary properties in non-major markets. With more recent expansions in available financing for commercial real estate, these other markets have begun to see their recovery improve. We believe the expansion in credit, combined with a somewhat less stringent new issue buyer base, has created relatively aggressive new issue pricing, particularly in the higher yield portion of the new issue credit markets. As such, for the Fund’s CMBS holdings, we continue to prefer more seasoned securities, as many loans that were not expected to refinance due to higher leverage, are now more likely to refinance, rather than default.
Prices of single family homes are up 4.13% year-to-date 20141, as measured by the CoreLogic Home Price Index, only slightly less than appreciation from the same period 1-year ago. Many of the fundamental underpinnings for home prices such as inventory levels and delinquency rates are showing marked improvement. Excess inventory has been reduced significantly. Moreover, homeowners’ equity has improved substantially, with the home price appreciation trend of 2012 and 2013 that is continuing in 2014. At the peak of the crisis in 2009, CoreLogic noted 26% of all mortgages were underwater and that number has since been reduced to 12.74% at the end of the period2.
Access to credit for non-Agency residential borrowers, especially those with weaker credit or higher loan-to-value ratios, remains a notable constraint. Regulation is the primary culprit for the more limited credit available in the residential mortgage market. Given the limited credit provision, and the regulatory headlines related to the “many” regulatory acronyms (BASEL III, Solvency II, Dodd-Frank, QRM, QM, etc.) demand for housing credit, in our view, is much more limited. The bright light in residential housing has not been driven by credit provision, but by reduction in distressed inventory, and within residential mortgages we are focused on securities that stand to benefit from refinancings at a time when credit does expand. Additionally, an expansion in credit in the future will provide positive support to growth in home prices and to the economy overall, particularly as interest rates and mortgage rates rise.
The year marks the fifth anniversary of the HAMP (Home Affordable Modification Program). Through this program more than 1.3 million homeowners received reductions in their mortgage payments. In 2009, 257,000 modifications were made pursuant to the HAMP. This year the mortgages may see their modified mortgage rates begin to step-up. Modifications, and their impact on cash flows for pools of mortgage loans, is another source of value that we find can add value to the Fund, in terms of being mis-priced or undervalued in the markets.
With the U.S. housing market now an area of strength, we believe overall economic recovery will begin to progress at a better than expected pace. Increased prices on homes and higher equity markets have contributed to a significant improvement in household net worth. With the economy on track, the Federal Reserve Open Market Committee (FOMC) kept on pace in reducing their Asset Purchase Program (“QE”) by $10 billion per month. Monthly purchases are down from $85 billion to $35 billion per month which includes $20 billion in agency MBS.
Progress has continued with changes to Fannie Mae and Freddie Mac, both Government-Sponsored Enterprises (“GSE”). Since the GSE’s began shedding less liquid securities from their balance sheet, sales have totaled over $23 billion2. These GSE’s are also actively selling risk or buying insurance protection on some portion of the credit risk in their quarterly production.
FORWARD-LOOKING INFORMATION
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or
2014 Semi-Annual Report3

Brookfield Total Return Fund Inc.

the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
DISCLOSURE
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Total Return Fund Inc. currently holds these securities.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2014 and subject to change based on subsequent developments.

[1]	As of April 30, 2014.
[2]	From May 2013 through May 2014.
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Brookfield Total Return Fund Inc.
Portfolio Characteristics (Unaudited)
May 31, 2014

PORTFOLIO STATISTICS
Annualized distribution yield[1]	9.19%
Weighted average coupon	3.29%
Weighted average life	7.80 years
Average portfolio dollar price (Excluding interest-only securities)	$84.50
Percentage of fixed rate securities	58.10%
Percentage of floating rate securities	41.90%
Percentage of leveraged assets	28.96%
Total number of holdings	299

CREDIT QUALITY
AAA	15.3%
AA	1.7%
A	7.8%
BBB	7.3%
BB	8.9%
B	22.7%
Below B	36.3%
Total	100.0%

ASSET ALLOCATION
U.S. Government & Agency Obligations	5.5%
Asset-Backed Securities	4.9%
Residential Mortgage Related Holdings	41.7%
Commercial Mortgage Related Holdings	66.3%
Interest-Only Securities	5.3%
Corporate Bonds	14.5%
Preferred Stock	1.1%
Liabilities in Excess of Other Assets	(39.3)%
Total	100.0%

1 Distributions may include net investment income, capital gains and/or return of capital. The distribution yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by May 31, 2014 stock price.
2014 Semi-Annual Report5

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)
May 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 5.5%
U.S. Government Agency Collateralized Mortgage Obligations – 0.1%
Federal National Mortgage Association
Series 1997-79, Class PL [1]	6.85%	12/18/27	$ 251	$ 285,404
Total U.S. Government Agency Collateralized Mortgage Obligations				285,404
U.S. Government Agency Pass-Through Certificates – 5.4%
Federal Home Loan Mortgage Corporation
Federal Home Loan Mortgage Corporation TBA	4.00	TBA	4,000	4,233,752
Pool Q03049 [1]	4.50	08/01/41	2,741	2,987,483
Pool C69047 [1]	7.00	06/01/32	386	435,870
Pool H01847 [1]	7.00	09/01/37	164	178,974
Pool C53494 [1]	7.50	06/01/31	44	45,668
Pool C56878 [1]	8.00	08/01/31	101	110,550
Pool C58516 [1]	8.00	09/01/31	40	41,198
Pool C59641 [1]	8.00	10/01/31	215	248,691
Pool C55166 [1]	8.50	07/01/31	104	113,019
Pool C55167 [1]	8.50	07/01/31	66	69,004
Pool C55169 [1]	8.50	07/01/31	62	65,026
Pool G01466 [1]	9.50	12/01/22	421	464,732
Pool 555559 [1]	10.00	03/01/21	92	100,465
Pool 555538 [1]	10.00	03/01/21	138	149,051
Federal National Mortgage Association
Pool 753914 [1]	5.50	12/01/33	1,138	1,273,100
Pool 761836 [1]	6.00	06/01/33	574	644,020
Pool 948362 [1]	6.50	08/01/37	262	285,555
Pool 555933 [1]	7.00	06/01/32	1,820	2,122,574
Pool 645912 [1]	7.00	06/01/32	377	424,455
Pool 645913 [1]	7.00	06/01/32	620	702,316
Pool 650131 [1]	7.00	07/01/32	512	579,684
Pool 789284 [1]	7.50	05/01/17	23	23,787
Pool 827853 [1]	7.50	10/01/29	34	34,717
Pool 545990 [1]	7.50	04/01/31	664	755,609
Pool 255053 [1]	7.50	12/01/33	156	178,964
Pool 735576 [1]	7.50	11/01/34	820	983,731
Pool 896391 [1]	7.50	06/01/36	372	427,848
Pool 735800 [1]	8.00	01/01/35	507	613,445
Pool 636449 [1]	8.50	04/01/32	407	478,592
Pool 458132 [1]	8.99	03/15/31	818	938,793
Pool 852865 [1]	9.00	07/01/20	526	586,854
Pool 545436 [1]	9.00	10/01/31	313	375,049
Total U.S. Government Agency Pass-Through Certificates				20,672,576
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $19,617,277)				20,957,980

See Notes to Financial Statements.
6Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
May 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
ASSET-BACKED SECURITIES – 4.9%
Housing Related Asset-Backed Securities – 4.9%
ACE Securities Corporation Manufactured Housing Trust
Series 2003-MH1, Class A4 [2,3]	6.50%	08/15/30	$ 1,705	$ 1,806,959
Bayview Opportunity Master Fund IIa Trust
Series 2012-4NR2, Class A [1,2,3,4,5]	3.95	01/28/34	2,496	2,509,256
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	08/01/32	297	330,157
Conseco Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30	1,163	1,253,123
Series 1997-7, Class A7	6.96	07/15/28	1,076	1,128,871
Series 1997-2, Class A6	7.24	06/15/28	125	130,394
Series 1997-6, Class A9	7.55	01/15/29	1,022	1,091,246
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A5	5.87	04/15/40	227	245,457
Series 2001-B, Class A6	6.47	04/15/40	197	210,761
Mid-State Capital Corp.
Series 2004-1, Class M1	6.50	08/15/37	4,576	4,923,811
Series 2004-1, Class M2 [6] (Acquired 07/01/04, Cost $2,260,161, 0.7%)	8.11	08/15/37	2,263	2,625,546
Newcastle CDO IX Ltd
Series 2007-10-1, Class A [2,3,7,8]	0.41	05/25/52	553	551,711
Origen Manufactured Housing Contract Trust
Series 2005-B, Class A4	5.91	01/15/37	1,668	1,737,511
Total Housing Related Asset-Backed Securities				18,544,803
TOTAL ASSET-BACKED SECURITIES (Cost $18,096,822)				18,544,803
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 41.7%
Non-Agency Mortgage-Backed Securities – 41.7%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [7,9]	0.29	04/25/47	7,859	6,650,171
Series 2006-OA10, Class 3A1 [7,9]	0.34	08/25/46	7,800	5,986,477
Series 2005-51, Class 4A1 [7,9]	0.47	11/20/35	5,758	4,842,973
Series 2007-2CB, Class 1A15	5.75	03/25/37	1,063	899,755
Series 2006-29T1, Class 2A5	6.00	10/25/36	3,944	3,455,386
Series 2006-41CB, Class 2A17	6.00	01/25/37	1,739	1,498,872
Series 2006-29T1, Class 3A3 [7,10]	76.88	10/25/36	1,101	3,547,990
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [5,7,9]	0.29	12/25/36	2,350	1,819,325
Banc of America Funding Corp.
Series 2003-3, Class B4 [6] (Acquired 01/28/04, Cost $201,374, 0.0%)	5.48	10/25/33	223	73,806

See Notes to Financial Statements.
2014 Semi-Annual Report7

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
May 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2003-3, Class B5 [6] (Acquired 01/28/04, Cost $128,897, 0.0%)	5.48%	10/25/33	$ 171	$ 35,876
BCAP LLC Trust
Series 2009-RR13, Class 18A2 [2,3]	5.80	07/26/37	2,054	1,698,796
Citicorp Mortgage Securities Trust
Series 2006-3, Class 1A4	6.00	06/25/36	2,232	2,318,590
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2 [2,3,7]	2.17	04/25/45	3,244	2,716,728
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-J13, Class B3 [6] (Acquired 09/13/07, Cost $83,354, 0.0%)	5.25	01/25/34	308	49,234
Series 2007-5, Class A29	5.50	05/25/37	899	860,842
Series 2006-21, Class A11	5.75	02/25/37	2,889	2,661,396
Series 2004-21, Class A10	6.00	11/25/34	414	434,916
Series 2007-18, Class 1A1	6.00	11/25/37	665	599,975
Series 2006-14, Class A4	6.25	09/25/36	5,617	5,181,209
DSLA Mortgage Loan Trust
Series 2007-AR1, Class 2A1A [7,9]	0.29	04/19/47	5,074	4,214,710
First Republic Mortgage Bank Mortgage Pass-Through Certificates
Series 2000-FRB1, Class B3 [6,7] (Acquired 08/30/01, Cost $84,833, 0.0%)	0.65	06/25/30	88	56,022
GMAC Mortgage Corporation Loan Trust
Series 2004-J5, Class M1	5.41	01/25/35	1,517	1,226,099
GSAMP Trust
Series 2006-HE5, Class A2C [5,7,9]	0.30	08/25/36	5,136	4,247,121
Series 2006-HE8, Class A2C [7,9]	0.32	01/25/37	6,277	4,958,843
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	1,092	1,128,248
Indymac Index Mortgage Loan Trust
Series 2006-FLX1, Class A1 [7,9]	0.36	11/25/36	6,407	5,609,183
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [5,7,9]	0.25	01/25/37	1,045	543,688
Series 2006-HE2, Class A3 [5,7,9]	0.31	08/25/36	10,182	5,244,280
Series 2006-HE3, Class A4 [5,7,9]	0.38	01/25/37	807	437,359
JP Morgan Mortgage Acquisition Corp.
Series 2006-WMC1, Class A4 [5,7,9]	0.33	03/25/36	2,710	2,313,798
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [6,7] (Acquired 10/29/04, Cost $218,606, 0.0%)	2.10	10/25/33	254	55,762
Series 2003-A2, Class B4 [6,7] (Acquired 10/29/04, Cost $157,200, 0.0%)	2.38	11/25/33	184	70,388
Master Asset Backed Securities Trust
Series 2006-NC2, Class A4 [5,7,9]	0.30	08/25/36	1,819	1,000,453
Series 2006-NC3, Class A4 [5,7,9]	0.31	10/25/36	3,019	1,846,314
Series 2006-HE5, Class A3 [5,7,9]	0.31	11/25/36	5,822	3,802,361
Series 2006-NC3, Class A5 [5,7,9]	0.36	10/25/36	4,654	2,867,847
Series 2006-HE5, Class A4 [5,7,9]	0.37	11/25/36	1,965	1,293,683
Series 2006-NC2, Class A5 [5,7,9]	0.39	08/25/36	676	372,550

See Notes to Financial Statements.
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Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
May 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2005-NC2, Class A4 [5,7,9]	0.50%	11/25/35	$ 7,585	$4,826,095
Mid-State Capital Corp.
Series 2004-1, Class B	8.90	08/15/37	381	425,948
Mid-State Trust X
Series 10, Class B [6] (Acquired 01/05/04, Cost $1,705,458, 0.5%)	7.54	02/15/36	1,793	1,927,748
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV4 [5,7,9]	0.43	09/25/36	6,395	5,601,540
Nomura Resecuritization Trust
Series 2014-1R, Class 2A6 [2,3]	0.00	02/26/37	70	7
Series 2014-1R, Class 2A11 [2,3,7]	0.28	02/26/37	15,156	6,820,200
Series 2013-1R, Class 3A12 [2,3,5,7,9]	0.31	10/26/36	10,226	6,979,245
Oakwood Mortgage Investors, Inc.
Series 2001-D, Class A4	6.93	09/15/31	1,227	1,145,700
RAAC Series
Series 2005-SP1, Class M3 [6] (Acquired 08/02/07, Cost $161,717, 0.0%)	5.52	09/25/34	191	1,781
RALI Trust
Series 2006-QO7, Class 2A1 [7]	0.97	09/25/46	13,392	9,593,317
RESI Finance LP
Series 2006-QO1, Class 2A1 [7,9]	0.42	02/25/46	1,295	851,479
Series 2006-QS14, Class A30 [7,10]	79.30	11/25/36	219	626,150
Residential Accredit Loans Trust
Series 2004-B, Class B5 [2,3,7]	1.70	02/10/36	989	652,703
Residential Asset Securitization Trust
Series 2007-QS6, Class A2 [7,10]	54.33	04/25/37	346	792,681
Resix Finance Limited Credit-Linked Notes
Series 2004-C, Class B7 [2,3,6,7] (Acquired 09/23/04, Cost $849,537, 0.1%)	3.65	09/10/36	850	376,515
Series 2004-B, Class B8 [2,3,6,7] (Acquired 05/21/04, Cost $226,383, 0.0%)	4.90	02/10/36	226	89,829
Series 2004-S1, Class B1 [6] (Acquired 02/26/04, Cost $167,217, 0.0%)	5.25	02/25/34	185	102,630
Series 2004-S1, Class B2 [6] (Acquired 02/26/04, Cost $22,600, 0.0%)	5.25	02/25/34	99	16,700
Series 2003-S7, Class B2 [6] (Acquired 05/19/03, Cost $0, 0.0%)	5.50	05/25/33	160	13,615
Series 2003-D, Class B7 [2,3,6,7] (Acquired 11/19/03, Cost $468,199, 0.1%)	5.90	12/10/35	468	234,288
Series 2003-CB1, Class B8 [2,3,6,7] (Acquired 12/22/04, Cost $1,089,995, 0.1%)	6.90	06/10/35	1,224	515,958
Series 2004-B, Class B9 [2,3,6,7] (Acquired 05/21/04, Cost $346,785, 0.0%)	8.40	02/10/36	347	135,629
Series 2004-A, Class B10 [2,3,6,7] (Acquired 03/09/04, Cost $365,769, 0.0%)	11.65	02/10/36	366	113,976
Saxon Asset Securities Trust
Series 2006-2, Class A3C [5,7,9]	0.30	09/25/36	2,644	2,502,466
Securitized Asset Backed Receivables LLC
Series 2007-BR3, Class A2A [5,7,9]	0.22	04/25/37	6,010	3,966,823
Series 2007-NC1, Class A2B [5,7,9]	0.30	12/25/36	6,584	3,688,872

See Notes to Financial Statements.
2014 Semi-Annual Report9

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
May 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-BR2, Class A2 [5,7,9]	0.38%	02/25/37	$ 4,188	$ 2,468,450
Thornburg Mortgage Securities Trust
Series 2007-1, Class A2B [7]	1.45	03/25/37	5,456	5,058,849
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-OA3, Class 2A [1,7]	0.89	04/25/47	5,382	4,495,107
Series 2006-AR12, Class 1A2 [7]	2.41	10/25/36	2,498	2,184,089
Series 2007-HY5, Class 3A1 [7]	4.69	05/25/37	1,740	1,667,741
Series 2003-S1, Class B4 [2,3,6,11] (Acquired 10/25/07, Cost $0, 0.0%)	5.50	04/25/33	112	11,887
Series 2007-5, Class A11 [7,10]	38.58	06/25/37	121	210,932
Series 2005-6, Class 2A3 [7,10]	49.50	08/25/35	172	306,318
Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4 [6] (Acquired 04/13/05, Cost $574,955, 0.0%)	5.50	06/25/34	698	59,316
Series 2007-8, Class 1A22	6.00	07/25/37	578	576,283
Series 2007-8, Class 2A2	6.00	07/25/37	1,216	1,178,523
Series 2007-13, Class A7	6.00	09/25/37	459	454,310
Series 2005-18, Class 2A10 [7,10]	22.18	01/25/36	261	327,605
Total Non-Agency Mortgage-Backed Securities				157,622,331
RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $148,038,133)				157,622,331
COMMERCIAL MORTGAGE RELATED HOLDINGS – 66.3%
Commercial Mortgage-Backed Securities – 63.0%
A10 Securitization LLC
Series 2013-2, Class B [2,3]	4.38	11/15/27	2,927	2,943,069
Series 2013-2, Class C [2,3]	5.12	11/15/27	2,000	2,061,226
Series 2013-2, Class D [2,3]	6.23	11/15/27	501	523,699
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ	5.42	10/10/45	11,000	11,339,669
Series 2006-2, Class J [2,3,6] (Acquired 06/12/06, Cost $289,623, 0.0%)	5.48	05/10/45	332	2,580
Series 2007-3, Class AJ [1]	5.77	06/10/49	14,670	15,237,494
Series 2007-2, Class A4 [1]	5.78	04/10/49	4,850	5,361,777
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class H [2,3,6] (Acquired 03/08/06, Cost $1,693,877, 0.1%)	5.60	03/11/39	1,729	286,144
Series 2007-PW16, Class B [2,3,6] (Acquired 09/22/10-03/03/11, Cost $4,112,390, 1.5%)	5.71	06/11/40	6,000	5,700,000
Series 2007-PW16, Class C [2,3,6] (Acquired 09/22/10, Cost $2,780,587, 1.2%)	5.71	06/11/40	5,000	4,478,530
Series 2007-T28, Class F [2,3,6] (Acquired 10/11/07, Cost $236,018, 0.0%)	5.96	09/11/42	250	170,470
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class AJ	6.14	12/10/49	6,354	6,454,711
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1 [2,3,11]	6.75	06/20/31	408	423,802
Commercial Mortgage Trust
Series 2007-C9, Class AJFL [1,2,3,7]	0.84	12/10/49	9,277	8,813,150
Series 2007-GG7, Class AJ [1]	5.82	07/10/38	3,830	4,003,507

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
May 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2007-GG11, Class AJ [1]	6.06%	12/10/49	$ 10,330	$10,765,255
Series 2007-GG11, Class B	6.15	12/10/49	3,568	3,275,664
Series 2007-GG11, Class C	6.15	12/10/49	8,400	6,788,090
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class AMFL [1,7]	0.38	01/15/49	7,000	6,518,393
Series 2006-C1, Class K [2,3,6] (Acquired 03/07/06, Cost $6,927,700, 0.2%)	5.46	02/15/39	7,073	791,122
Series 2007-C2, Class A3 [1]	5.54	01/15/49	6,024	6,620,774
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class J [2,3,6] (Acquired 12/16/04, Cost $984,951, 0.2%)	4.65	11/15/37	1,000	687,800
Series 2005-C2, Class AMFX [1]	4.88	04/15/37	10,800	10,965,035
Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class SVJ [2,3,7]	1.37	10/15/21	7,000	6,986,707
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class B [6] (Acquired 12/07/10, Cost $1,636,215, 0.5%)	4.97	12/10/41	1,750	1,779,990
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G [2,3,6] (Acquired 09/24/03, Cost $899,027, 0.2%)	5.35	10/15/37	901	899,270
Series 2007-CB20, Class AM	5.88	02/12/51	1,180	1,333,284
Series 2009-IWST, Class D [1,2,3,6] (Acquired 06/28/07, Cost $7,767,307, 2.2%)	7.69	12/05/27	7,000	8,350,797
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ [1]	5.48	02/15/40	7,460	7,791,992
Series 2007-C1, Class C [6] (Acquired 02/10/11, Cost $2,923,847, 0.9%)	5.53	02/15/40	3,260	3,237,581
Series 2007-C1, Class D	5.56	02/15/40	3,600	3,330,436
Series 2007-C7, Class AJ	6.25	09/15/45	10,000	10,672,150
LNR CDO V Ltd.
Series 2007-1A, Class F [2,3,6,7] (Acquired 02/27/07, Cost $0, 0.0%)	1.60	12/26/49	3,750	—
Morgan Stanley Capital I Trust
Series 2004-HQ4, Class G [2,3,6] (Acquired 03/01/06, Cost $996,308, 0.3%)	5.37	04/14/40	1,000	1,000,887
Series 2006-T21, Class H [2,3,6] (Acquired 04/04/06, Cost $1,430,648, 0.2%)	5.40	10/12/52	1,500	624,375
Series 2006-IQ11, Class J [2,3,6] (Acquired 05/24/06, Cost $64,022, 0.0%)	5.53	10/15/42	188	3,708
Series 2007-HQ13, Class A3 [1]	5.57	12/15/44	6,108	6,615,349
Series 2007-T25, Class AJ [1]	5.57	11/12/49	12,500	12,884,213
Series 2007-T27, Class AJ [1]	5.65	06/11/42	3,757	4,139,635
Series 2007-IQ14, Class A4 [1]	5.69	04/15/49	6,690	7,386,569
Series 2007-IQ16, Class AJ	6.13	12/12/49	5,008	5,076,109
Morgan Stanley Dean Witter Capital I Trust
Series 2003-TOP9, Class F [2,3,6] (Acquired 07/08/10, Cost $2,801,787, 0.8%)	5.65	11/13/36	2,877	2,914,289
Series 2003-TOP9, Class G [2,3,6] (Acquired 07/08/10, Cost $4,425,876, 1.2%)	5.92	11/13/36	4,577	4,630,203

See Notes to Financial Statements.
2014 Semi-Annual Report11

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
May 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Vornado DP LLC Trust
Series 2010-VNO, Class D [2,3,6] (Acquired 08/08/10, Cost $919,681, 0.3%)	6.36%	09/13/28	$ 920	$ 1,066,742
Wachovia Bank Commercial Mortgage Trust
Series 2007-WHL8, Class C [2,3,7]	0.40	06/15/20	7,341	7,160,712
Series 2007-C31, Class L [2,3,6] (Acquired 05/11/07, Cost $0, 0.0%)	5.13	04/15/47	1,788	358
Series 2005-C20, Class F [2,3,6] (Acquired 10/15/10, Cost $2,560,401, 0.7%)	5.26	07/15/42	4,000	2,720,508
Series 2007-C30, Class AJ	5.41	12/15/43	6,500	6,700,960
Series 2005-C16, Class H [2,3,6] (Acquired 01/19/05, Cost $5,981,523, 1.6%)	5.56	10/15/41	6,000	6,000,102
Series 2007-C33, Class AJ	5.94	02/15/51	10,000	10,481,370
Total Commercial Mortgage-Backed Securities				238,000,257
Mezzanine Loan – 3.3%
BOCA Mezzanine	8.17	08/15/15	9,074	9,073,867
Extended Stay America 2013 Mezzanine B	9.63	12/01/19	3,380	3,481,018
Total Mezzanine Loan				12,554,885
COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $240,083,505)				250,555,142
INTEREST-ONLY SECURITIES – 5.3%
Commercial Mortgage Trust
Series 2001-J2A, Class EIO [2,3,7,12]	3.85	07/16/34	10,000	851,800
Federal National Mortgage Association
Series 2012-125, Class MI [12]	3.50	11/25/42	4,634	1,091,985
Series 2013-32, Class IG [12]	3.50	04/25/33	7,861	1,453,525
Series 2011-46, Class BI [12]	4.50	04/25/37	5,497	690,492
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [2,3,7,12]	0.93	05/10/36	2,219	45,225
Government National Mortgage Association
Series 2005-76, Class IO [1,7,12]	0.53	09/16/45	25,400	747,306
Series 2012-100, Class IO [1,7,12]	0.83	08/16/52	33,360	2,206,067
Series 2012-70, Class IO [1,7,12]	0.96	08/16/52	46,580	2,979,474
Series 2012-95, Class IO [1,7,12]	1.02	02/16/53	11,180	904,081
Series 2012-78, Class IO [1,7,12]	1.06	06/16/52	35,761	2,615,276
Series 2013-40, Class IO [1,7,12]	1.08	06/16/54	19,633	1,376,749
Series 2012-132, Class IO [1,7,12]	1.14	06/16/54	23,879	1,751,893
Series 2012-89, Class IO [1,7,12]	1.29	12/16/53	36,197	2,347,196
Series 2010-132, Class IO [1,7,12]	1.29	11/16/52	16,104	1,030,885
Vendee Mortgage Trust
Series 1997-2, Class IO [7,12]	0.02	06/15/27	13,062	3,919
Wachovia Commercial Mortgage Pass-Through Certificates
Series 2002-C2, Class IO1 [2,3,7,12]	1.56	11/15/34	2,264	3,047
INTEREST-ONLY SECURITIES (Cost $20,006,373)				20,098,920

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
May 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS – 14.5%
Automotive – 0.5%
American Axle & Manufacturing, Inc. [1]	6.63%	10/15/22	$ 300	$ 326,250
American Axle & Manufacturing, Inc. [1]	7.75	11/15/19	350	402,938
Chrysler Group LLC [1]	8.25	06/15/21	750	855,000
Jaguar Land Rover Automotive PLC [1,2,3,8]	8.13	05/15/21	400	451,500
Total Automotive				2,035,688
Basic Industry – 1.8%
Alpha Natural Resources, Inc. [1]	6.25	06/01/21	775	530,875
Arch Coal, Inc. [1]	7.25	06/15/21	925	659,062
Associated Materials LLC [1]	9.13	11/01/17	500	520,000
Cascades, Inc. [1,8]	7.88	01/15/20	500	533,125
FMG Resources August 2006 Property Ltd. [1,2,3,8]	6.88	04/01/22	525	553,875
Hexion US Finance Corp. [1]	9.00	11/15/20	600	600,000
Ineos Finance PLC [1,2,3,8]	7.50	05/01/20	425	464,312
Masonite International Corp. [1,2,3,8]	8.25	04/15/21	600	654,000
Steel Dynamics, Inc. [1]	7.63	03/15/20	300	322,125
Tembec Industries, Inc. [1,8]	11.25	12/15/18	500	543,750
Trinseo Materials Operating SCA [1,8]	8.75	02/01/19	575	613,094
United States Steel Corp. [1]	7.00	02/01/18	325	359,125
Xerium Technologies, Inc. [1]	8.88	06/15/18	525	557,813
Total Basic Industry				6,911,156
Capital Goods – 0.7%
AAR Corp. [1]	7.25	01/15/22	500	545,000
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	350	391,562
Mueller Water Products, Inc. [1]	8.75	09/01/20	281	311,910
Reynolds Group Issuer, Inc. [1]	7.88	08/15/19	750	819,375
Terex Corp. [1]	6.50	04/01/20	600	650,250
Total Capital Goods				2,718,097
Consumer Cyclical – 0.6%
ACCO Brands Corp. [1]	6.75	04/30/20	600	627,750
Levi Strauss & Co. [1]	7.63	05/15/20	600	648,000
Limited Brands, Inc. [1]	7.60	07/15/37	500	545,000
Roundy's Supermarkets, Inc. [1,2,3]	10.25	12/15/20	500	527,500
Total Consumer Cyclical				2,348,250
Consumer Non-Cyclical – 0.7%
Bumble Bee Holdings, Inc. [1,2,3]	9.00	12/15/17	558	599,152
C&S Group Enterprises LLC [1,2,3]	8.38	05/01/17	600	626,250
Cott Beverages, Inc. [1]	8.13	09/01/18	350	369,688
Jarden Corp. [1]	7.50	05/01/17	300	341,250
Post Holdings, Inc. [1]	7.38	02/15/22	500	542,500
Total Consumer Non-Cyclical				2,478,840
Energy – 2.4%
Atlas Pipeline Partners LP [1]	5.88	08/01/23	600	606,000
Basic Energy Services, Inc. [1]	7.75	02/15/19	550	587,125
BreitBurn Energy Partners LP [1]	7.88	04/15/22	675	725,625
Calfrac Holdings LP [1,2,3]	7.50	12/01/20	600	640,500

See Notes to Financial Statements.
2014 Semi-Annual Report13

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited) (continued)
May 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
CGG SA [1,8]	6.50%	06/01/21	$ 550	$ 528,000
Crestwood Midstream Partners LP [1]	6.00	12/15/20	600	625,500
EV Energy Partners LP [1]	8.00	04/15/19	800	836,000
Ferrellgas Partners LP [1]	8.63	06/15/20	500	532,500
Hilcorp Energy I LP [1,2,3]	8.00	02/15/20	600	643,500
Key Energy Services, Inc. [1]	6.75	03/01/21	600	627,000
Linn Energy LLC [1]	7.75	02/01/21	300	323,625
Linn Energy LLC [1]	8.63	04/15/20	300	325,125
Precision Drilling Corp. [1,8]	6.63	11/15/20	300	321,000
RKI Exploration & Production LLC [1,2,3]	8.50	08/01/21	350	379,750
Trinidad Drilling Ltd. [1,2,3,8]	7.88	01/15/19	600	639,000
W&T Offshore, Inc. [1]	8.50	06/15/19	600	649,500
Total Energy				8,989,750
Healthcare – 1.5%
CHS/Community Health Systems, Inc. [1]	7.13	07/15/20	700	759,500
Fresenius Medical Care U.S. Finance II, Inc. [1,2,3]	5.88	01/31/22	300	325,500
HCA, Inc. [1]	5.88	05/01/23	150	155,250
HCA, Inc. [1]	8.00	10/01/18	600	715,500
inVentiv Health, Inc. [1,2,3]	9.00	01/15/18	600	642,000
Jaguar Holding Company II [1,2,3]	9.50	12/01/19	600	660,000
Kindred Healthcare, Inc. [1,2,3]	6.38	04/15/22	700	711,375
Polymer Group, Inc. [1]	7.75	02/01/19	500	531,875
Service Corporation International [1]	6.75	04/01/16	400	433,500
Service Corporation International [1]	8.00	11/15/21	450	522,585
Total Healthcare				5,457,085
Media – 1.4%
Cablevision Systems Corp. [1]	5.88	09/15/22	100	101,750
Cablevision Systems Corp. [1]	8.63	09/15/17	500	585,000
CCO Holdings LLC [1]	5.75	01/15/24	250	257,188
CCO Holdings LLC [1]	6.63	01/31/22	300	324,375
Cenveo Corp. [1]	8.88	02/01/18	550	563,750
Clear Channel Worldwide Holdings, Inc. [1]	7.63	03/15/20	750	806,250
Gannett Company, Inc. [1,2,3]	6.38	10/15/23	500	533,750
Lamar Media Corp. [1,2,3]	5.38	01/15/24	550	570,625
Mediacom Broadband LLC [1]	6.38	04/01/23	550	580,250
Mediacom LLC [1]	9.13	08/15/19	500	528,750
National CineMedia LLC [1]	6.00	04/15/22	525	548,625
Total Media				5,400,313
Services – 3.1%
Avis Budget Car Rental LLC [1]	5.50	04/01/23	550	561,000
Avis Budget Car Rental LLC [1]	8.25	01/15/19	202	215,797
Boyd Gaming Corp. [1]	9.00	07/01/20	600	663,000
Casella Waste Systems, Inc. [1]	7.75	02/15/19	550	577,500
Cedar Fair LP [1]	5.25	03/15/21	200	205,000
Cedar Fair LP [1]	9.13	08/01/18	350	369,687
Chester Downs & Marina LLC [1,2,3]	9.25	02/01/20	825	814,687
H&E Equipment Services, Inc. [1]	7.00	09/01/22	600	660,000

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
May 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Iron Mountain, Inc. [1]	6.00%	08/15/23	$ 250	$ 265,625
Iron Mountain, Inc. [1]	8.38	08/15/21	500	526,250
Isle of Capri Casinos, Inc. [1]	7.75	03/15/19	600	639,000
Jurassic Holdings III, Inc. [1,2,3]	6.88	02/15/21	100	102,500
MGM Resorts International [1]	7.63	01/15/17	350	397,687
MGM Resorts International [1]	7.75	03/15/22	125	146,719
MGM Resorts International [1]	8.63	02/01/19	275	327,937
MTR Gaming Group, Inc. [1]	11.50	08/01/19	621	697,795
Palace Entertainment Holdings LLC [1,2,3]	8.88	04/15/17	525	546,000
PulteGroup, Inc. [1]	6.38	05/15/33	550	547,250
Scientific Games Corp. [1]	8.13	09/15/18	450	472,500
Standard Pacific Corp. [1]	8.38	05/15/18	300	354,000
Standard Pacific Corp. [1]	8.38	01/15/21	450	535,500
The ADT Corp. [1]	6.25	10/15/21	525	552,563
The Hertz Corp. [1]	6.25	10/15/22	600	641,250
The Hertz Corp. [1]	7.50	10/15/18	300	316,875
United Rentals North America, Inc. [1]	7.63	04/15/22	450	510,188
Total Services				11,646,310
Technology & Electronics – 0.3%
First Data Corp. [1,2,3]	7.38	06/15/19	750	804,375
ION Geophysical Corp. [1]	8.13	05/15/18	300	294,000
Total Technology & Electronics				1,098,375
Telecommunications – 1.5%
Altice SA [2,3,8]	7.75	05/15/22	200	210,250
CenturyLink, Inc. [1]	7.65	03/15/42	300	301,125
Cincinnati Bell, Inc. [1]	8.38	10/15/20	414	454,365
Cincinnati Bell, Inc. [1]	8.75	03/15/18	275	288,406
Fairpoint Communications, Inc. [1,2,3]	8.75	08/15/19	600	648,000
Frontier Communications Corp. [1]	7.13	03/15/19	600	672,000
Intelsat Jackson Holdings SA [1,8]	5.50	08/01/23	600	597,000
Level 3 Financing, Inc. [1]	8.63	07/15/20	525	589,313
Qwest Capital Funding, Inc. [1]	6.88	07/15/28	350	352,625
T-Mobile USA, Inc. [1]	6.63	04/01/23	550	594,000
Wind Acquisition Finance SA [2,3,8]	7.38	04/23/21	250	258,750
Windstream Corp. [1]	7.50	06/01/22	525	564,375
Total Telecommunications				5,530,209
TOTAL CORPORATE BONDS (Cost $52,547,869)				54,614,073

See Notes to Financial Statements.
2014 Semi-Annual Report15

Brookfield Total Return Fund Inc.
Schedule of Investments (Unaudited)  (continued)
May 31, 2014

	Shares	Value
PREFERRED STOCK – 1.1%
Finance & Investment – 1.1%
Public Storage, 6.00%	160,000	$ 3,992,000
PREFERRED STOCK (Cost $4,000,000)		3,992,000
Total Investments – 139.3% (Cost $502,389,979)		526,385,249
Liabilities in Excess of Other Assets – (39.3)%		(148,419,550)
TOTAL NET ASSETS – 100.0%		$ 377,965,699

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
2	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2014, the total value of all such securities was $108,361,160 or 28.7% of net assets.
3	— Private Placement.
4	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
5	— Investment in subprime security. As of May 31, 2014, the total value of all such securities was $58,331,526 or 15.4% of net assets.
6	— Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of May 31, 2014, the total value of all such securities was $51,911,962 or 13.7% of net assets.
7	— Variable rate security – Interest rate shown is the rate in effect as of May 31, 2014.
8	— Foreign security or a U.S. security of a foreign company.
9	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
10	— Security is an inverse floating rate bond. The bond coupon is calculated by subtracting a variable rate or a multiple of a variable rate from a fixed interest rate.
11	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of May 31, 2014, the total value of all such securities was $435,689 or 0.1% of net assets.
12	— Interest rate is based on the notional amount of the underlying mortgage pools.
TBA	— To Be Announced.

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Assets and Liabilities (Unaudited)
May 31, 2014

Assets:
Investments in securities, at value (cost $489,803,344)	$513,830,364
Investments in mezzanine loans, at value (cost $12,586,635)	12,554,885
Total investments, at value (cost $502,389,979) (Note 2)	526,385,249
Cash	17,431,472
Cash collateral for reverse repurchase agreements	1,054,948
Interest receivable	2,835,406
Receivable for investments sold	2,318,718
Principal paydown receivable	6,756
Prepaid expenses	26,589
Total assets	550,059,138
Liabilities:
Reverse repurchase agreements (Note 6)	159,298,000
Interest payable for reverse repurchase agreements (Note 6)	466,838
Payable for investments purchased	7,459,234
Payable for TBA transactions	4,194,889
Investment advisory fee payable (Note 4)	405,083
Administration fee payable (Note 4)	124,641
Directors' fee payable	7,326
Accrued expenses	137,428
Total liabilities	172,093,439
Net Assets	$377,965,699
Composition of Net Assets:
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized) (Note 7)	$ 139,607
Additional paid-in capital (Note 7)	440,871,438
Distributions in excess of net investment income	(725,606)
Accumulated net realized loss on investment transactions and futures transactions	(86,315,010)
Net unrealized appreciation on investments	23,995,270
Net assets applicable to capital stock outstanding	$377,965,699
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	13,960,683
Net asset value per share	$ 27.07

See Notes to Financial Statements.
2014 Semi-Annual Report17

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended May 31, 2014

Investment Income (Note 2)
Interest	$18,096,871
Expenses:
Investment advisory fees (Note 4)	1,193,796
Administration fees (Note 4)	367,322
Directors' fees	63,576
Legal fees	48,137
Fund accounting servicing fees	43,135
Reports to stockholders	41,500
Audit and tax services	32,411
Insurance	23,261
Transfer agent fees	18,238
Registration fees	11,572
Custodian fees	11,483
Miscellaneous	5,679
Total operating expenses	1,860,110
Interest expense on reverse repurchase agreements (Note 6)	1,047,188
Total expenses	2,907,298
Net investment income	15,189,573
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investment transactions	2,900,234
Net change in unrealized appreciation on investments	12,390,038
Net realized and unrealized gain on investments	15,290,272
Net increase in net assets resulting from operations	$30,479,845

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2014 (Unaudited)	For the Fiscal Year Ended November 30, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 15,189,573	$ 29,044,043
Net realized gain (loss) on investment transactions and futures transactions	2,900,234	(4,647,333)
Net change in unrealized appreciation on investments and futures	12,390,038	27,427,335
Net increase in net assets resulting from operations	30,479,845	51,824,045
Distributions to Stockholders (Note 2):
Net investment income	(15,915,179)	(29,305,886)
Return of capital	—	(2,523,318)
Total distributions paid	(15,915,179)	(31,829,204)
Capital Stock Transactions (Note 7):
Proceeds from rights offering, net of offering costs	—	73,021 *
Reinvestment of distributions	—	29,572
Net increase in net assets from capital stock transactions	—	102,593
Total increase in net assets	14,564,666	20,097,434
Net Assets:
Beginning of period	363,401,033	343,303,599
End of period	$377,965,699	$363,401,033
(including distributions in excess of net investment income of)	$ (725,606)	$ —

Share Transactions:
Reinvested shares	—	1,122

*	This amount represents an adjustment to the offering costs that were charged to paid-in capital in connection with the rights offering.

See Notes to Financial Statements.
2014 Semi-Annual Report19

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended May 31, 2014

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 30,479,845
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(77,570,910)
Proceeds from disposition of long-term portfolio investments and principal paydowns	78,254,700
Purchases of TBA transactions, net	(55,781)
Decrease in interest receivable	141,046
Decrease in receivable for investments sold	415,653
Decrease in principal paydown receivable	1,511
Decrease in prepaid expenses	11,082
Increase in payable for investments purchased	7,197,086
Increase in payable for TBA transactions	121,625
Increase in interest payable for reverse repurchase agreements	150,197
Increase in investment advisory fee payable	211,524
Increase in administration fee payable	65,084
Increase in directors' fee payable	7,326
Increase in accrued expenses	13,228
Net accretion or amortization on investments and paydown gains or losses on investments	(10,093,178)
Unrealized appreciation on investments	(12,390,038)
Net realized gain on investment transactions	(2,900,234)
Net cash provided by operating activities	14,059,766
Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(4,241,840)
Distributions paid to stockholders, net of reinvestments	(15,915,179)
Net cash used for financing activities	(20,157,019)
Net decrease in cash	(6,097,253)
Cash at beginning of period	24,583,673
Cash at end of period	$ 18,486,420
Supplemental Disclosure of Cash Flow Information:
Interest payments on the reverse repurchase agreements for the period ended May 31, 2014, totaled $896,991.
Cash at the end of the period includes $1,054,948 for collateral for reverse repurchase agreements.

See Notes to Financial Statements.
20Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Financial Highlights

For the Six Months Ended May 31,	For the Fiscal Years Ended November 30,
	2014 (Unaudited)	2013	2012	2011 [5]	2010 [5]	2009 [5]
Per Share Operating Performance:
Net asset value, beginning of period	$ 26.03	$ 24.59	$ 22.80	$ 24.80	$ 21.84	$ 19.48
Net investment income	1.09	2.08	2.24	1.68	2.12	2.04
Net realized and unrealized gain (loss) on investment transactions	1.09	1.64	3.01	(1.20)	2.92	2.60
Net increase in net asset value resulting from operations	2.18	3.72	5.25	0.48	5.04	4.64
Distributions from net investment income	(1.14)	(2.10)	(2.24)	(1.84)	(2.08)	(2.28)
Return of capital distributions	—	(0.18)	(0.04)	(0.64)	—	—
Total distributions paid	(1.14)	(2.28)	(2.28)	(2.48)	(2.08)	(2.28)
Change due to rights offering[1]	—	—	(1.18)	—	—	—
Net asset value, end of period	$ 27.07	$ 26.03	$ 24.59	$ 22.80	$ 24.80	$ 21.84
Market price, end of period	$ 24.82	$ 23.31	$ 24.05	$ 22.56	$ 24.04	$ 20.80
Total Investment Return†	11.61% [2]	6.41%	17.29%	4.11%	26.63%	32.45%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$377,966	$363,401	$343,304	$176,463	$191,738	$168,907
Operating expenses	1.01% [3]	1.04%	1.30%	1.18%	1.23%	1.29%
Interest expense	0.57% [3]	0.39%	0.41%	0.53%	0.31%	0.14%
Total expenses	1.58% [3]	1.43%	1.71%	1.71%	1.54%	1.43%
Net investment income	8.27% [3]	8.13%	9.19%	6.83%	9.34%	10.01%
Portfolio turnover rate	15% [2]	38%	75%	43%	204%	73%
Reverse repurchase agreements, end of period (000s)	159,298	163,540	103,490	80,781	80,781	81,513
Asset coverage per $1,000 unit of senior indebtedness[4]	3,373	3,222	4,317	3,184	3,184	3,352

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
1	Effective as of the close of business on September 20, 2012, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,500,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was set at 90% of the average closing price for the last 5 trading days of the offering period. The shares were subscribed at a price of $21.50 which was less than the NAV of $25.35 thus creating a dilutive effect on the NAV.
2	Not annualized.
3	Annualized.
4	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
5	The Fund had a 1:4 reverse stock split with ex-dividend and payable dates of August 21, 2012 and August 22, 2012, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Fiscal Years Ended November 30,	2011	2010	2009
Net Asset Value (prior to reverse stock split)	$5.70	$6.20	$5.46
Market Price (prior to reverse stock split)	$5.64	$6.01	$5.20

See Notes to Financial Statements.
2014 Semi-Annual Report21

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited)
May 31, 2014

1.The Fund
Brookfield Total Return Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 26, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Fund.
The investment objective of the Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurances can be given that the Fund's investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Directors (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a
22Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
May 31, 2014

substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Board has adopted procedures for the valuation of the Fund’s securities and has designated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’s portfolio. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. When price quotations for certain securities are not readily available or cannot be determined, a significant event has occurred that would materially affect the value of the security, or if the available quotations are not believed to be reflective of the market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board. The Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar investments, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
2014 Semi-Annual Report23

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
May 31, 2014

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of May 31, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 16,724,228	$ 4,233,752	$ 20,957,980
Asset-Backed Securities	—	15,483,836	3,060,967	18,544,803
Residential Mortgage Related Holdings	—	3,499,396	154,122,935	157,622,331
Commercial Mortgage Related Holdings	—	—	250,555,142	250,555,142
Interest-Only Securities	—	690,492	19,408,428	20,098,920
Corporate Bonds	—	54,614,073	—	54,614,073
Preferred Stock	3,992,000	—	—	3,992,000
Total	$ 3,992,000	$ 91,012,025	$ 431,381,224	$ 526,385,249
The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of May 31, 2014. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Fair Value as of May 31, 2014	Valuation Methodology	Significant Unobservable Input	Price
Residential Mortgage Related Holdings	$ 11,887	Discounted Cash Flow	Constant Prepayment Rate	$ 10.65
Commercial Mortgage Related Holdings	423,802	Market comparable companies	Implied Spread to Index	104.00
Total	$435,689

(1) This table does not include level 3 securities that are valued by brokers and pricing services. At May 31, 2014, the value of these securities was approximately $430,945,535. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
24Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
May 31, 2014

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	U.S. Government & Agency Obligations	Asset- Backed Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Total
Balance as of November 30, 2013	$ 6,139	$ 2,673,331	$126,680,108	$253,310,599	$18,000,567	$400,670,744
Accrued Discounts (Premiums)	45	—	802,689	3,293,901	(775,933)	3,320,702
Realized Gain (Loss)	34,310	76,864	10,407,170	(122,159)	7,587,163	17,983,348
Change in Unrealized Appreciation (Depreciation)	223,673	11,177	4,557,472	7,445,292	(25,715)	12,211,899
Purchases at cost	4,190,000	3,000,000	49,050,939	2,229,688	2,617,553	61,088,180
Sales proceeds	(220,415)	(2,700,405)	(37,375,443)	(15,602,179)	(7,995,207)	(63,893,649)
Balance as of May 31, 2014	$4,233,752	$ 3,060,967	$154,122,935	$250,555,142	$19,408,428	$431,381,224
Change in unrealized gains or losses relating to assets still held at reporting date:	$ 43,752	$ 11,177	$ 6,074,740	$ 7,363,896	$ (25,715)	$ 13,467,850
For the six months ended May 31, 2014, there was no security transfer activity between Level 1 and Level 2 and there was no security transfer activity into and out of Level 3. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of May 31, 2014, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of May 31, 2014, open taxable years consisted of the taxable years ended November 30, 2010 through November 30, 2013. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.
Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice
2014 Semi-Annual Report25

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
May 31, 2014

disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of passthrough securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures
26Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
May 31, 2014

described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
TBA transactions outstanding at May 31, 2014 were as follows:
Purchases:
Security Name	Interest Rate	Principal Amount	Current Payable
Federal Home Loan Mortgage Corporation	4.00%	$4,000,000	$4,194,889
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market. The Fund did not have any futures contracts outstanding during the six months ended May 31, 2014.
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and
2014 Semi-Annual Report27

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
May 31, 2014

change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly net assets. During the six months ended May 31, 2014, the Advisor earned $1,193,796 in investment advisory fees from the Fund.
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub- Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund shall pay to the Adviser a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the six months ended May 31, 2014, the Adviser earned $367,322 in administration fees from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.
5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, TBA transactions and reverse repurchase agreements, for the six months ended May 31, 2014, were as follows:
Long-Term Securities (excluding U.S. Government Securities)		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$74,953,357	$76,058,136	$2,617,553	$2,196,564
For purposes of this note, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.
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BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
May 31, 2014

6.Borrowings
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such accounts for its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
At May 31, 2014, the Fund had the following reverse repurchase agreements outstanding:
Face Value	Description	Maturity Amount
$ 715,000	Credit Suisse, 0.37%, dated 05/05/14, maturity 08/05/14	$ 715,676
8,861,000	Goldman Sachs, 0.40%, dated 05/07/14, maturity 08/07/14	8,870,058
6,345,000	JP Morgan Chase, 0.38%, dated 04/09/14, maturity 07/08/14	6,351,028
5,772,000	JP Morgan Chase, 1.00%, dated 05/08/14, maturity 06/09/14	5,777,131
2,931,000	JP Morgan Chase, 1.00%, dated 05/28/14, maturity 06/27/14	2,933,444
998,000	JP Morgan Chase, 1.03%, dated 04/16/14, maturity 07/16/14	1,000,589
2,604,000	JP Morgan Chase, 1.13%, dated 04/16/14, maturity 07/16/14	2,611,414
1,955,000	JP Morgan Chase, 1.13%, dated 04/23/14, maturity 07/23/14	1,960,577
11,923,000	JP Morgan Chase, 1.18%, dated 04/16/14, maturity 07/16/14	11,958,455
6,440,000	JP Morgan Chase, 1.57%, dated 04/30/14, maturity 07/29/14	6,465,331
4,605,000	RBC Capital Markets, 0.86%, dated 04/01/14, maturity 07/01/14	4,614,992
1,166,000	RBC Capital Markets, 0.93%, dated 04/01/14, maturity 09/11/14	1,170,926
34,750,000	RBC Capital Markets, 0.95%, dated 04/01/14, maturity 10/01/14	34,918,502
182,000	RBC Capital Markets, 0.95%, dated 04/10/14, maturity 10/01/14	182,839
1,041,000	RBC Capital Markets, 0.95%, dated 05/08/14, maturity 10/01/14	1,045,027
1,222,000	RBC Capital Markets, 0.96%, dated 03/11/14, maturity 09/11/14	1,227,976
470,000	RBC Capital Markets, 0.96%, dated 05/05/14, maturity 09/11/14	471,611
5,569,000	RBC Capital Markets, 0.98%, dated 04/16/14, maturity 07/16/14	5,582,777
4,542,000	RBC Capital Markets, 1.13%, dated 04/16/14, maturity 07/16/14	4,554,958
8,116,000	RBC Capital Markets, 1.53%, dated 04/16/14, maturity 07/16/14	8,147,361
5,011,000	RBC Capital Markets, 1.58%, dated 04/02/14, maturity 07/02/14	5,031,021
5,307,000	RBC Capital Markets, 1.58%, dated 04/16/14, maturity 07/16/14	5,328,177
4,725,000	RBC Capital Markets, 1.60%, dated 12/17/13, maturity 06/12/14	4,762,063
3,254,000	RBC Capital Markets, 1.68%, dated 03/06/14, maturity 08/26/14	3,280,294
28,837,000	RBC Capital Markets, 1.90%, dated 12/17/13, maturity 06/12/14	29,105,733
1,957,000	Wells Fargo Advisors, 1.65%, dated 05/28/14, maturity 06/27/14	1,959,692
$159,298,000	Maturity Amount, Including Interest Payable	$160,027,652
	Market Value of Assets Sold Under Agreements	$208,700,110
	Weighted Average Interest Rate	1.25%
The average daily balance of reverse repurchase agreements outstanding for the Fund during the six month period May 31, 2014, was approximately $161,311,923 at a weighted average interest rate of 1.30%.
2014 Semi-Annual Report29

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
May 31, 2014

The maximum amount of reverse repurchase agreements outstanding at any time during the six months was $177,193,770, which was 24.30% of the Fund's total assets.
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Reverse Repurchase Agreements	$159,298,000	$—	$159,298,000	$159,298,000	$—	$—
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
7.Capital Stock
The Fund has 50 million shares of $0.01 par value common stock authorized. Of the 13,960,683 shares outstanding at May 31, 2014 for the Fund, the Adviser owned 4,647 shares.
The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of the Fund, or approximately 3.7 million of the Fund’s shares, is authorized for repurchase. The purchase prices may not exceed the then-current net asset value.
For the six months ended May 31, 2014 and the fiscal year ended November 30, 2013, no shares were repurchased by the Fund. Since inception of the stock repurchase program for the Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.
8.Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
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BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
May 31, 2014

9.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions for the six months ended May 31, 2014 is expected to be from ordinary income but will be determined at the end of the Fund's current fiscal year.
The tax character of distributions paid for the fiscal year ended November 30, 2013 was as follows:
Ordinary income	$29,305,886
Return of capital	2,523,318
Total distributions	$31,829,204
At November 30, 2013, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Capital loss carryforward(1)	$(89,063,840)
Post-October capital loss deferral	(151,404)
Book basis unrealized appreciation	11,605,232
Plus: Cumulative timing difference	—
Tax basis unrealized appreciation on investments	11,605,232
Total tax basis net accumulated losses	$(77,610,012)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of November 30, 2013, the Fund's capital loss carryforwards were as follows:
Expiring In:
2014	$ 1,719,287
2015	3,792,571
2016	7,710,904
2017	38,404,880
2018	18,161,948
2019	12,712,591
Infinite	6,561,659
Federal Income Tax Basis: The Federal income tax basis of the Fund's investments at May 31, 2014 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$502,389,979	$42,901,936	$(18,906,666)	$23,995,270
Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.
2014 Semi-Annual Report31

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (Unaudited) (continued)
May 31, 2014

10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
11.New Accounting Pronouncements
In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) –Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Fund, management expects that the impact of the Fund’s adoption will be limited to additional financial statement disclosures.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board of Directors declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.19	June 19, 2014	June 26, 2014
$0.19	July 24, 2014	July 31, 2014
At a meeting held on July 22, 2014, the Board of Directors approved a change to the Fund's fiscal year end from November 30 to September 30.
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
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BROOKFIELD TOTAL RETURN FUND INC.
Compliance Certification (Unaudited)
May 31, 2014

On May 20, 2014, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2014 Semi-Annual Report33

BROOKFIELD TOTAL RETURN FUND INC.
Proxy Results (Unaudited)
May 31, 2014

At the Annual Meeting of Stockholders of the Fund held on May 20, 2014, the stockholders voted on a proposal to elect a Director Nominee, Class II Director or Class III Director to the Board of Directors of the Fund. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	To elect to the Fund's Board of Directors Louis P. Salvatore	11,790,952	234,425	—
2	To elect to the Fund's Board of Directors Edward A. Kuczmarski	11,788,080	237,297	—
3	To elect to the Fund's Board of Directors Jonathan C. Tyras	11,780,797	244,580	—
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BROOKFIELD TOTAL RETURN FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
May 31, 2014

At a meeting held on May 20, 2014, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement (the "Advisory Agreement") between Brookfield Investment Management Inc. (the "Adviser") and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund's investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Adviser: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports comparing the Fund to a peer group of similar funds selected by the portfolio manager and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with its Morningstar category peers for the 1, 3, 5 and 10 year periods ending April 30, 2014, as well as the year-to-date period. The Board noted that the Fund outperformed the median of its Morningstar category for the 1 year and year-to-date periods and underperformed the median for the 3, 5 and 10 year periods. Based on the Adviser’s discussion of the current market and the Fund’s recent improved performance, the Board concluded that the Fund's performance was satisfactory.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data. The Board noted that the Fund’s total expense ratio and the Fund’s total advisory and administrative fee were both below the median of the Fund’s Morningstar peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund's management fee and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a
2014 Semi-Annual Report35

BROOKFIELD TOTAL RETURN FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
May 31, 2014

closed-end fund, the Fund was unlikely to grow significantly.
In considering the approval of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.
After carefully reviewing all of these factors, the Board, including the Independent Directors, approved the continuation of the Advisory Agreement.
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BROOKFIELD TOTAL RETURN FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund may suspend the Plan from time to time, under certain circumstances.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2014 Semi-Annual Report37

BROOKFIELD TOTAL RETURN FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
38Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Directors of the Fund
Louis P. Salvatore	Audit Committee Chairman
Edward A. Kuczmarski	Director
Stuart McFarland	Director
Heather Goldman	Director (Interested)
Jonathan C. Tyras	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Michelle Russell-Dowe	Vice President
Angela W. Ghantous	Treasurer
Alexis I. Rieger	Secretary
Seth Gelman	Chief Compliance Officer
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report to Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

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Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

    (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD TOTAL RETURN FUND INC

By:	/s/ BRIAN F. HURLEY
Brian F. Hurley
President and Principal Executive Officer

Date: August 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ BRIAN F. HURLEY
Brian F. Hurley
President and Principal Executive Officer

Date: August 5, 2014

By:	/s/ ANGELA W. GHANTOUS
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: August 5, 2014

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